UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Growth Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital appreciation

Net asset value June 30, 2011

Class IA: $5.98	Class IB: $5.92

Total return at net asset value
			Russell 1000
(as of 6/30/11)†‡	Class IA shares*	Class IB shares*	Growth Index

6 months	5.69%	5.50%	6.83%

1 year	35.20	34.75	35.01

5 years	27.67	26.06	29.65
Annualized	5.01	4.74	5.33

10 years	1.35	–1.09	24.80
Annualized	0.13	–0.11	2.24

Life	–37.88	–39.57	–12.89
Annualized	–4.08	–4.32	–1.20

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

† Performance benefited from the receipt of an Enron class action settlement pertaining to investments made prior to 2002.

‡ Performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Growth Opportunities Fund 1

Report from your fund’s manager

How was the environment for stock investing over the past six months?

We entered 2011 on a strong note, but the environment quickly grew turbulent. Stocks struggled, but stayed resilient through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The final two months of the period were among the most volatile, as stocks suffered a six-week decline, followed by a dramatic recovery in late June.

How did you position the fund through these challenges?

I continued to believe that beneath all the turmoil, there was a recovery under way, and my strategy was to position the fund accordingly. We expected that the economic data would be choppy, and that markets could be volatile as a result. We maintained our focus on long-term trends and favored sectors that tend to do well in a recovering economy, and this strategy proved beneficial.

Within the fund’s portfolio, what strategies or stocks had a positive impact on returns for the period?

One of the top-performing stocks for the fund was that of Polycom, a company that specializes in video conferencing, which allows people to meet face-to-face from different physical locations worldwide. Polycom has benefited from increasing demand for advanced technology that can boost productivity for businesses and reduce costs — such as the expense of employee travel for meetings. Another benefit for Polycom is that it has few major competitors, allowing it to take advantage of the still-growing demand for its products and services.

We continued to be pleased with the performance of Priceline.com, an online travel booking company. Hotels and airlines make their services accessible through the Priceline.com website, providing a convenient way for travelers to make plans via the Internet. The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution arm for these hotels, especially the smaller ones. This stock also benefits from what we believe is a powerful and sustainable long-term trend — the use of the Internet to research, plan, and book travel.

What are some stocks or strategies that held back performance?

Fund performance was dampened by our decision not to hold the stock of Exxon Mobil, which advanced considerably, along with most others in the energy sector during the period. However, in the energy sector, our strategy is to focus on companies that we believe offer stronger organic growth potential than energy giants such as Exxon.

Another detractor for the fund was computer hardware company Hewlett-Packard. The stock has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. The fund still held Hewlett-Packard at the close of the period because we believe it continues to offer long-term appreciation potential.

As we enter the second half of the fund’s fiscal year, what is your outlook?

At period-end, many concerns weighed on investors’ minds. There are worries about the U.S. budget deficit and recent downgrade by S&P, a still-high unemployment rate, and the potential for sovereign debt issues in Europe to create anxiety in financial markets worldwide. At the same time, I believe today’s market offers many attractive opportunities, in part because several of these investor worries are already priced into stocks.

In addition, the corporate earnings picture still appears positive. Earnings have been consistently better than investors expected, businesses continue to focus on costs, productivity growth has been solid, and revenues have improved.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Robert M. Brookby joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.39	$5.66	$4.31	$5.56

Ending value
(after expenses)	$1,056.90	$1,055.00	$1,020.53	$1,019.29

Annualized
expense ratio	0.86%	1.11%	0.86%	1.11%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Growth Opportunities Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (4.8%)
Goodrich Corp.	2,720	$259,760

Honeywell International, Inc.	2,750	163,873

MTU Aero Engines Holding AG (Germany)	1,025	81,976

Northrop Grumman Corp.	1,140	79,059

Precision Castparts Corp.	2,627	432,536

United Technologies Corp.	3,780	334,568

		1,351,772
Air freight and logistics (0.7%)
United Parcel Service, Inc. Class B	2,870	209,309

		209,309
Airlines (0.2%)
Delta Air Lines, Inc. †	6,840	62,723

		62,723
Auto components (0.7%)
Lear Corp.	3,650	195,202

		195,202
Automobiles (0.7%)
Ford Motor Co. † S	13,520	186,441

		186,441
Beverages (2.1%)
Coca-Cola Co. (The)	3,300	222,057

Coca-Cola Enterprises, Inc.	7,810	227,896

PepsiCo, Inc.	1,900	133,817

		583,770
Biotechnology (1.6%)
Celgene Corp. †	3,780	228,010

Dendreon Corp. † S	3,219	126,957

Human Genome Sciences, Inc. † S	3,227	79,191

		434,158
Capital markets (1.3%)
Apollo Global Management, LLC. Class A S	2,464	42,381

Goldman Sachs Group, Inc. (The)	570	75,861

Invesco, Ltd.	4,230	98,982

State Street Corp.	3,150	142,034

		359,258
Chemicals (4.9%)
Agrium, Inc. (Canada)	1,044	91,621

Albemarle Corp.	3,870	267,804

Celanese Corp. Ser. A	6,589	351,260

Huabao International Holdings, Ltd. (China)	29,000	26,402

Huntsman Corp.	10,130	190,951

LyondellBasell Industries NV Class A (Netherlands)	5,230	201,460

Monsanto Co.	3,390	245,911

		1,375,409
Commercial banks (0.4%)
PNC Financial Services Group, Inc.	1,720	102,529

		102,529
Communications equipment (4.9%)
ADTRAN, Inc. S	3,010	116,517

Cisco Systems, Inc.	18,711	292,079

Juniper Networks, Inc. †	2,450	77,175

Polycom, Inc. † S	3,790	243,697

Qualcomm, Inc.	11,170	634,344

		1,363,812
Computers and peripherals (9.9%)
Apple, Inc. †	5,079	1,704,857

EMC Corp. †	15,830	436,117

Hewlett-Packard Co.	10,300	374,920

SanDisk Corp. † S	6,200	257,300

		2,773,194

COMMON STOCKS (99.4%)* cont.	Shares	Value

Diversified financial services (1.3%)
CME Group, Inc.	790	$230,356

JPMorgan Chase & Co.	3,260	133,464

		363,820
Diversified telecommunication services (0.3%)
Iridium Communications, Inc. † S	8,396	72,625

		72,625
Electrical equipment (0.9%)
Cooper Industries PLC	1,790	106,809

GrafTech International, Ltd. †	7,400	149,998

		256,807
Electronic equipment, instruments, and components (1.3%)
TE Connectivity, Ltd. (Switzerland)	5,930	217,987

Tech Data Corp. †	2,950	144,226

		362,213
Energy equipment and services (4.6%)
National Oilwell Varco, Inc.	4,730	369,933

Oil States International, Inc. †	2,480	198,177

Schlumberger, Ltd.	7,480	646,272

Technip SA (France)	790	84,804

		1,299,186
Food and staples retail (0.7%)
Costco Wholesale Corp.	2,540	206,350

		206,350
Food products (0.4%)
Mead Johnson Nutrition Co. Class A	1,790	120,915

		120,915
Health-care equipment and supplies (3.3%)
Baxter International, Inc.	7,240	432,156

Covidien PLC (Ireland)	6,220	331,091

St. Jude Medical, Inc.	2,450	116,816

Stryker Corp.	830	48,713

		928,776
Health-care providers and services (3.9%)
Aetna, Inc.	7,740	341,257

CIGNA Corp.	4,120	211,892

Express Scripts, Inc. †	4,550	245,609

McKesson Corp.	870	72,776

Quest Diagnostics, Inc.	3,755	221,921

		1,093,455
Hotels, restaurants, and leisure (2.9%)
Carnival Corp.	5,260	197,934

Las Vegas Sands Corp. †	1,000	42,210

McDonald’s Corp.	3,230	272,354

Starbucks Corp.	7,240	285,908

		798,406
Household durables (0.3%)
Newell Rubbermaid, Inc.	4,330	68,327

NVR, Inc. †	37	26,843

		95,170
Household products (1.3%)
Colgate-Palmolive Co.	1,770	154,716

Procter & Gamble Co. (The)	3,440	218,681

		373,397
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	14,530	185,112

		185,112
Industrial conglomerates (1.5%)
General Electric Co.	5,700	107,502

Tyco International, Ltd.	6,120	302,512

		410,014
Insurance (1.5%)
Aflac, Inc.	3,254	151,897

Assured Guaranty, Ltd. (Bermuda)	1,830	29,847

Hartford Financial Services Group, Inc. (The)	8,580	226,255

		407,999

4 Putnam VT Growth Opportunities Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Internet and catalog retail (2.5%)
Amazon.com, Inc. † S	1,830	$374,217

Priceline.com, Inc. †	635	325,076

		699,293
Internet software and services (3.1%)
Baidu, Inc. ADR (China) †	1,310	183,570

Google, Inc. Class A †	1,344	680,575

		864,145
IT Services (1.9%)
Accenture PLC Class A	1,880	113,590

Mastercard, Inc. Class A	1,080	325,447

Western Union Co. (The) S	4,770	95,543

		534,580
Leisure equipment and products (0.4%)
Hasbro, Inc.	2,820	123,883

		123,883
Life sciences tools and services (2.2%)
Agilent Technologies, Inc. † S	3,370	172,241

Thermo Fisher Scientific, Inc. †	7,040	453,306

		625,547
Machinery (4.0%)
Eaton Corp.	5,740	295,323

Ingersoll-Rand PLC	5,340	242,489

Pall Corp.	840	47,233

Parker Hannifin Corp.	4,520	405,625

Timken Co.	2,500	126,000

		1,116,670
Media (3.1%)
DIRECTV Class A †	3,260	165,673

Interpublic Group of Companies, Inc. (The)	21,600	270,000

Time Warner, Inc.	5,650	205,491

Walt Disney Co. (The)	5,630	219,795

		860,959
Metals and mining (1.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B	4,190	221,651

Teck Resources Limited Class B (Canada)	2,669	135,425

		357,076
Multiline retail (1.7%)
Kohl’s Corp.	4,830	241,548

Target Corp.	4,745	222,588

		464,136
Oil, gas, and consumable fuels (4.9%)
Alpha Natural Resources, Inc. †	3,020	137,229

Anadarko Petroleum Corp.	1,600	122,816

CONSOL Energy, Inc.	810	39,269

Hess Corp.	1,340	100,178

Kosmos Energy, Ltd. † S	4,948	84,017

Linn Energy, LLC (Units)	5,200	203,164

Noble Energy, Inc.	2,420	216,905

Occidental Petroleum Corp.	2,940	305,878

Petroleo Brasileiro SA ADR (Brazil)	4,550	154,063

		1,363,519
Personal products (0.4%)
Estee Lauder Cos., Inc. (The) Class A	1,100	115,709

		115,709
Pharmaceuticals (0.5%)
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	2,850	137,427

		137,427
Real estate investment trusts (REITs) (0.3%)
ProLogis, Inc. S	1,956	70,103

		70,103
Real estate management and development (1.0%)
BR Malls Participacoes SA (Brazil)	5,452	62,345

CB Richard Ellis Group, Inc. Class A †	8,780	220,466

		282,811

COMMON STOCKS (99.4%)* cont.	Shares	Value

Road and rail (1.0%)
Hertz Global Holdings, Inc. † S	3,530	$56,056

Kansas City Southern †	1,605	95,225

Swift Transportation Co. † S	10,210	138,346

		289,627
Semiconductors and semiconductor equipment (3.1%)
First Solar, Inc. † S	1,102	145,762

Intel Corp.	5,980	132,517

KLA-Tencor Corp.	1,790	72,459

Lam Research Corp. †	2,340	103,615

Marvell Technology Group, Ltd. †	5,910	87,261

Novellus Systems, Inc. † S	2,980	107,697

Texas Instruments, Inc.	6,950	228,169

		877,480
Software (5.5%)
Adobe Systems, Inc. †	3,460	108,817

BMC Software, Inc. †	4,622	252,823

Citrix Systems, Inc. † S	897	71,760

Microsoft Corp.	7,050	183,300

Oracle Corp.	21,330	701,970

Salesforce.com, Inc. †	1,060	157,919

Synchronoss Technologies, Inc. †	1,660	52,672

		1,529,261
Specialty retail (2.1%)
Bed Bath & Beyond, Inc. † S	2,930	171,024

Lowe’s Cos., Inc.	6,010	140,093

Office Depot, Inc. †	4,770	20,129

TJX Cos., Inc. (The)	2,260	118,718

Williams-Sonoma, Inc.	3,870	141,216

		591,180
Textiles, apparel, and luxury goods (0.7%)
Hanesbrands, Inc. † S	3,090	88,220

Iconix Brand Group, Inc. †	4,120	99,704

		187,924
Tobacco (1.3%)
Philip Morris International, Inc.	5,490	366,567

		366,567
Wireless telecommunication services (1.3%)
American Tower Corp. Class A †	3,462	181,166

NII Holdings, Inc. †	4,389	186,006

		367,172

Total common stocks (cost $21,064,444)		$27,796,891

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Novellus Systems, Inc. 144A cv. sr. notes
2 5/8s, 2041	$19,000	$20,351

Total convertible bonds and notes (cost $19,000)		$20,351

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Best Buy Co., Inc. (Call)	Jan-12/$35.00	6,971	$10,444

JPMorgan Chase & Co. (Call)	Jan-12/45.00	2,090	2,945

JPMorgan Chase & Co. (Call)	Jan-12/50.00	3,597	1,655

Total purchased options outstanding (cost $23,722)			$15,044

WARRANTS (—)* †	Expiration date	Strike price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	12,850	$8,879

Total warrants (cost $12,979)				$8,879

Putnam VT Growth Opportunities Fund 5

SHORT-TERM INVESTMENTS (6.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	1,602,068	$1,602,068

Putnam Money Market Liquidity Fund 0.04% [e]	157,462	157,462

Total short-term investments (cost $1,759,530)		$1,759,530

Total investments (cost $22,879,675)		$29,600,695

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $27,969,786.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $279,381 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $126,401) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Euro	Sell	8/17/11	$128,772	$126,401	$(2,371)

Total						$(2,371)

WRITTEN OPTIONS OUTSTANDING
at 6/30/11 (premiums received	Contract	Expiration date/
$3,277) (Unaudited)	amount	strike price	Value

Best Buy Co., Inc. (Call)	6,971	Jan-12/$40.00	$3,476

Total			$3,476

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/11 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap	Notional	premium	Termination	received (paid) by	received by or	appreciation/
counterparty	amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
baskets	1,144	$—	9/26/11	(1 month USD-LIBOR-BBA plus	A basket (GSCBPBNK) of	$4,820
				35 bp)	common stocks

Total						$4,820

6 Putnam VT Growth Opportunities Fund

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,202,594	$—	$—

Consumer staples	1,766,708	—	—

Energy	2,662,705	—	—

Financials	1,586,520	—	—

Health care	3,219,363	—	—

Industrials	3,696,922	—	—

Information technology	8,304,685	—	—

Materials	1,706,083	26,402	—

Telecommunication services	439,797	—	—

Utilities	185,112	—	—

Total common stocks	27,770,489	26,402	—

Convertible bonds and notes	—	20,351	—

Purchased options outstanding	—	15,044	—

Warrants	8,879	—	—

Short-term investments	157,462	1,602,068	—

Totals by level	$27,936,830	$1,663,865	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,371)	$—

Written options	—	(3,476)	—

Total return swap contracts	—	4,820	—

Totals by level	$—	$(1,027)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 7

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $1,582,083 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $21,120,145)	$27,841,165

Affiliated issuers (identified cost $1,759,530) (Notes 1 and 6)	1,759,530

Dividends, interest and other receivables	37,200

Receivable for shares of the fund sold	2,638

Receivable for investments sold	33,463

Unrealized appreciation on swap contracts (Note 1)	4,820

Total assets	29,678,816

Liabilities

Payable for shares of the fund repurchased	10,974

Payable for compensation of Manager (Note 2)	4,707

Payable for investor servicing fees (Note 2)	1,236

Payable for custodian fees (Note 2)	11,108

Payable for Trustee compensation and expenses (Note 2)	45,698

Payable for administrative services (Note 2)	150

Payable for distribution fees (Note 2)	3,011

Unrealized depreciation on forward currency contracts (Note 1)	2,371

Written options outstanding, at value (premiums received $3,277)
(Notes 1 and 3)	3,476

Collateral on securities loaned, at value (Note 1)	1,602,068

Other accrued expenses	24,231

Total liabilities	1,709,030

Net assets	$27,969,786

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,383,930

Undistributed net investment income (Note 1)	4,029

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(10,141,487)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	6,723,314

Total — Representing net assets applicable
to capital shares outstanding	$27,969,786

Computation of net asset value Class IA

Net assets	$12,926,173

Number of shares outstanding	2,161,688

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.98

Computation of net asset value Class IB

Net assets	$15,043,613

Number of shares outstanding	2,540,767

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.92

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $1,699)	$154,848

Interest (including interest income of $227 from investments
in affiliated issuers) (Note 6)	496

Securities lending (Note 1)	2,424

Total investment income	157,768

Expenses

Compensation of Manager (Note 2)	79,229

Investor servicing fees (Note 2)	14,441

Custodian fees (Note 2)	9,792

Trustee compensation and expenses (Note 2)	972

Administrative services (Note 2)	447

Distribution fees — Class IB (Note 2)	19,305

Auditing	20,903

Other	7,881

Fees waived and reimbursed by Manager (Note 2)	(11,588)

Total expenses	141,382

Expense reduction (Note 2)	(2,184)

Net expenses	139,198

Net investment income	18,570

Net realized gain on investments (Notes 1 and 3)	1,715,812

Net realized loss on swap contracts (Note 1)	(2,746)

Net realized loss on futures contracts (Note 1)	(23,668)

Net realized loss on foreign currency transactions (Note 1)	(10,937)

Net realized loss on written options (Notes 1 and 3)	(2,047)

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(614)

Net unrealized depreciation of investments, swap contracts
and written options during the period	(140,903)

Net gain on investments	1,534,897

Net increase in net assets resulting from operations	$1,553,467

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth Opportunities Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$18,570	$41,172

Net realized gain on investments
and foreign currency transactions	1,676,414	2,841,762

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(141,517)	1,323,770

Net increase in net assets resulting
from operations	1,553,467	4,206,704

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(50,307)	(49,314)

Class IB	(23,922)	(33,502)

Increase in capital from settlement
payments (Note 7)	31	—

Decrease from capital share transactions
(Note 4)	(1,375,720)	(5,001,164)

Total increase (decrease) in net assets	103,549	(877,276)

Net assets:

Beginning of period	27,866,237	28,743,513

End of period (including undistributed
net investment income of $4,029 and
$59,688, respectively)	$27,969,786	$27,866,237

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 9

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,f]	Ratio of net investment income (loss) to average net assets (%)[f]	Portfolio turnover (%)

Class IA

6/30/11†	$5.68	.01	.31	.32	(.02)	(.02)	—[e,j]	$5.98	5.69 *	$12,926	.43*	.13*	30 *

12/31/10	4.85	.01	.84	.85	(.02)	(.02)	—	5.68	17.57	12,473.86		.30	91

12/31/09	3.48	.02	1.40[g]	1.42	(.05)	(.05)	—	4.85	41.26 [g]	12,216.87		.45	176

12/31/08	5.58	.04	(2.14)[i]	(2.10)	—	—	—[e,h]	3.48	(37.64)[i]	8,712.81		.78	100

12/31/07	5.29	.01	.30	.31	(.02)	(.02)	—	5.58	5.82	17,346.81		.14	60

12/31/06	4.88	.01	.42	.43	(.02)	(.02)	—	5.29	8.75	21,650.83		.30	83

Class IB

6/30/11†	$5.62	—[e]	.31	.31	(.01)	(.01)	—[e,j]	$5.92	5.50 *	$15,044	.55*	.01*	30 *

12/31/10	4.80	—[e]	.83	.83	(.01)	(.01)	—	5.62	17.31	15,393	1.11	.04	91

12/31/09	3.44	.01	1.38[g]	1.39	(.03)	(.03)	—	4.80	40.85[g]	16,528	1.12	.20	176

12/31/08	5.53	.02	(2.11)[i]	(2.09)	—	—	—[e,h]	3.44	(37.79)[i]	12,602	1.06	.53	100

12/31/07	5.24	(.01)	.30	.29	—[e]	—[e]	—	5.53	5.60	25,482	1.06	(.11)	60

12/31/06	4.83	—[e]	.41	.41	—[e]	—[e]	—	5.24	8.55	29,273	1.08	.05	83

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

6/30/11	0.04%

12/31/10	0.07

12/31/09	0.36

12/31/08	0.39

12/31/07	0.25

12/31/06	0.24

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.02 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.58% for the year ended December 31, 2009.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.89% for the year ended December 31, 2008.

j Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Growth Opportunities Fund

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Growth Opportunities Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies believed to offer strong growth potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to

Putnam VT Growth Opportunities Fund 11

the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

E) Options contracts The fund uses options contracts to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 19,000 on purchased options contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

G) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $200,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,371 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,582,323. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $1,602,068.

J) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A

12 Putnam VT Growth Opportunities Fund

closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $11,104,948 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,350,359	12/31/11

2,996,751	12/31/12

1,103,068	12/31/16

2,654,770	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $23,583,005, resulting in gross unrealized appreciation and depreciation of $6,501,103 and $483,413, respectively, or net unrealized appreciation of $6,017,690.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.2% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $11,588 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $2,180 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $16, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included

Putnam VT Growth Opportunities Fund 13

in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,558,899 and $9,692,667, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	54,989	13,307

Options exercised	—	—

Options expired	(648)	(907)

Options closed	(47,370)	(9,123)

Written options outstanding at the
end of the reporting period	6,971	$3,277

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	162,796	$964,761	242,203	$1,250,868	91,607	$530,453	133,257	$666,967

Shares issued in connection with
reinvestment of distributions	8,418	50,307	9,650	49,314	4,034	23,922	6,608	33,502

	171,214	1,015,068	251,853	1,300,182	95,641	554,375	139,865	700,469

Shares repurchased	(206,269)	(1,214,571)	(573,639)	(2,849,628)	(295,806)	(1,730,592)	(842,381)	(4,152,187)

Net decrease	(35,055)	$(199,503)	(321,786)	$(1,549,446)	(200,165)	$(1,176,217)	(702,516)	$(3,451,718)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$—	Payables	$2,371

Equity contracts	Investments, Receivables	28,743	Payables	3,476

Total		$28,743		$5,847

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments				Forward currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(9,739)	$—	$(9,739)

Equity contracts	14,939	40,631	(23,668)	—	(2,746)	$29,156

Total	$14,939	$40,631	$(23,668)	$(9,739)	$(2,746)	$19,417

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments				Forward currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(641)	$—	$(641)

Equity contracts	(13,287)	(41,541)	52	—	8,505	$(46,271)

Total	$(13,287)	$(41,541)	$52	$(641)	$8,505	$(46,912)

14 Putnam VT Growth Opportunities Fund

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $227 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,666,739 and $3,003,289, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $31 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Growth Opportunities Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This

16 Putnam VT Growth Opportunities Fund

comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 230, 207 and 185 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees

Putnam VT Growth Opportunities Fund 17

indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18 Putnam VT Growth Opportunities Fund

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Putnam VT Growth Opportunities Fund 19

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20 Putnam VT Growth Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Growth Opportunities Fund 21

This report has been prepared for the shareholders	H510
of Putnam VT Growth Opportunities Fund.	268678 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011